Litigation (Details)	1 Months Ended
Feb. 14, 2018
Litigation (Textual)
Litigation agreement terms, description	The complaint asserts a claim for breach of contract, breach of duty, negligence and unjust enrichment with regard to a services agreement dated June 13, 2014 between the Plaintiff and Duke. The complaint asserts that Duke Israel agreed to pay for certain services alleged to have been performed by the Plaintiff and that the Plaintiff was entitled to receive 8% of the issued and outstanding shares of common stock of, over a 12 month period from June 2014 to June 2015. The Plaintiff's complaint seeks an order requiring either Duke Israel to issue to the Plaintiff 8% of its issued and outstanding shares of our common stock; or alternatively for Duke Inc. to issue to the Plaintiff 4.8% of its issued and outstanding shares of our common stock; or alternatively for Aphek and Mr. Aharon Sagiv to transfer 8% of their shareholdings in the Company to the Plaintiff.